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                                                                    Exhibit 99.4

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   CASE NAME:       Aerovox, Inc.                              SCHEDULE OF POST PETITION LIABILITIES
   CASE NUMBER:     01-14680 jnf                                 FOR MONTH ENDED: August 25, 2001


                                DATE INCURRED   DATE DUE       TOTAL DUE     0-30 DAYS      31-60 DAYS    61-90 DAYS    OVER 90 DAYS
TAXES PAYABLE

     Federal Income Taxes                                          61,536             0         61,536             0              0
                                ------------  ------------- -------------- -------------  -------------  ------------  -------------

     FICA - Employer's Share       08/23/01       08/30/01          6,797         6,797              0             0              0
                                ------------  ------------- -------------- -------------  -------------  ------------  -------------

     FICA - Employee's Share       08/23/01       08/30/01          6,797         6,797              0             0              0
                                ------------  ------------- -------------- -------------  -------------  ------------  -------------

     Withholding tax               08/23/01       08/30/01          9,027         9,027              0             0              0
                                ------------  ------------- -------------- -------------  -------------  ------------  -------------

     State Income Tax                                                   0            $0             $0            $0             $0
                                ------------  ------------- -------------- -------------  -------------  ------------  -------------

     State Sales and Use Tax                                            0             -             $0            $0             $0
                                ------------  ------------- -------------- -------------  -------------  ------------  -------------

     State Franchise Tax           07/20/01       09/01/01         37,358             0         37,358            $0             $0
                                ------------  ------------- -------------- -------------  -------------  ------------  -------------

     Personal Property Tax         08/14/01       09/14/01          4,234         4,234              0            $0             $0
                                ------------  ------------- -------------- -------------  -------------  ------------  -------------

         TOTAL TAXES PAYABLE                                     $125,749       $26,855        $98,894            $0             $0
                                ------------  ------------- -------------- -------------  -------------  ------------  -------------

POST PETITION SECURED DEBT                                              0             0             $0            $0             $0
                                ------------  ------------- -------------- -------------  -------------  ------------  -------------

POST PETITION UNSECURED DEBT                                            0             0             $0            $0             $0
                                ------------  ------------- -------------- -------------  -------------  ------------  -------------

ACCRUED INTEREST PAYABLE            6/30/01         9/1/01        451,382       152,896        143,088       155,398
                                ------------  ------------- -------------- -------------  -------------  ------------  -------------

TRADE ACCOUNTS PAYABLE & OTHER
(List separately)*

     Accrued Benefits              08/23/01       08/30/01         29,647        29,647              -             -              -
     -----------------------    ------------  ------------- -------------- -------------  -------------  ------------  -------------

     A/P Trade  *               various       various             127,743       123,126          4,617             -              -
     -----------------------    ------------  ------------- -------------- -------------  -------------  ------------  -------------

     Accrued Payroll               08/23/01       08/30/01         55,602        55,602              -             -              -
     -----------------------    ------------  ------------- -------------- -------------  -------------  ------------  -------------

     Other Accrued Expenses     various       various             424,540       424,540              -             -              -
     -----------------------    ------------  ------------- -------------- -------------  -------------  ------------  -------------

     TOTALS                                                     1,214,663       812,666        246,599       155,398
                                ------------  ------------- -------------- -------------  -------------  ------------  -------------
* Attach separate sheet if necessary.
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